Vanguard Variable Insurance Funds – Short-Term Investment-Grade Portfolio
Supplement Dated July 10, 2025, to the Prospectus and Summary Prospectus Dated April 29, 2025
Prospectus Text Changes for Vanguard Variable Insurance Funds – Vanguard Short-Term Investment-Grade Portfolio

The paragraph under the heading “Principal Investment Strategies” in the prospectus is replaced with the following:
Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio (the Portfolio) invests in a variety of high-quality and medium-quality fixed income securities. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in investment-grade securities (those of medium and high quality). The Portfolio’s investments will have a dollar-weighted average maturity of 1 to 4 years. Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s Ratings or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor.

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